UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:   (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 1, 2007, Xedar Corporation (the “Company”) completed the sale of its justice information systems (“JIS”) division to Justice Systems, Inc. for approximately $140,000 in cash, of which $75,000 was for the underlying business assets and $65,000 was for a six-month service contract to support the transition of the JIS division to Justice Systems, Inc. There was no material relationship between the Company and Justice Systems, Inc. prior to the disposition of JIS division assets. (See Item 1.01 of our Current Report on Form 8-K filed February 26, 2007).

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
10.1
Purchase Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed February 26, 2007)

10.2
Consulting Services Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed February 26, 2007)

(b) Pro forma financial information

The following unaudited pro forma consolidated balance sheet as of September 30, 2006, and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 adjust the historical financial information of the Company to reflect the sale of its JIS division. The unaudited pro forma balance sheet was prepared as if the transactions were consummated on September 30, 2006 and the unaudited pro forma statements of operations were prepared as if the transactions were consummated on January 1st of each period. The unaudited pro forma adjustments are based on estimates and assumptions explained in further detail in the accompanying notes.

The unaudited pro forma financial statements should be read in conjunction with the Company’s historical financial statements and related notes, which are included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2007. The unaudited pro forma information presented is not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the dates or for the periods indicated or which may occur in the future.

Xedar Corporation
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2006

	Historical	Pro Forma Adjustments Related to the Sale of the JIS Division			Pro Forma as Adjusted
Assets
Current assets
Cash	$155,829	$88,920	(a	)	$244,749
Accounts receivable, net of allowance of $13,055	867,536				867,536
Other current assets	61,667				61,667
Total current assets	1,085,032	88,920			1,173,952
Non-current assets
Property and equipment, net	354,040				354,040
Goodwill	1,246,904				1,246,904
Total non-current assets	1,600,944				1,600,944

Total assets	$2,685,976	$88,920			$2,774,896

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$86,535				$86,535
Accrued expenses	429,382	13,920	(a	)	443,302
Deferred subscription revenue	568,462				568,462
Income taxes payable	25,007				25,007
Note payable - related parties	507,500				507,500
Other current liabilities	20,880				20,880
Total current liabilities	1,637,766	13,920			1,651,686

Stockholders’ Equity
Series A convertible preferred stock, $.001 par value, 5,000,000 shares authorized and 3,162,941 shares issued and outstanding (liquidation preference of $1,990,575)	3,163				3,163
Common stock, $.001 par value, 30,000,000 shares authorized, 12,068,814 shares issued and outstanding	12,076				12,076
Additional paid-in capital	2,157,313				2,157,313
Accumulated deficit	(1,124,342)	75,000	(a	)	(1,049,342)
Total stockholders’ equity	$1,048,210	$75,000			1,123,210

Total liabilities and stockholders’ equity	$2,685,976	$88,920			$2,774,896

Xedar Corporation
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2006

	Historical	Pro Forma Adjustments Related to the Sale of the JIS Division			Pro Forma as Adjusted
Sales	$4,913,964	$(230,889)	(b	)	$4,683,075
Cost of goods sold	2,314,544				2,314,544
Gross profit	2,599,420	(230,889)			2,368,531
Operating expenses:
Compensation and payroll taxes	1,745,013	(294,076)	(b	)	1,450,937
Other expenses	1,052,671	(149,357)	(b	)	903,314

Total Operating Expenses	2,797,684	(443,433)			2,354,251

Net Operating Income (Loss)	(198,264)	212,544			14,280

Other (Expense)
Interest (expense)	(49,957)				(49,957)
Interest income	7,499				7,499
Total other income (expense)	(42,458)				(42,458)

Income before income taxes	(240,722)	212,544			(28,178)
Income tax (expense)	(28,336)				(28,336)
Net income (loss)	$(269,058)	212,544			(56,514)

Weighted Average Number of Shares Outstanding
Basic	19,230,911				19,230,911
Diluted	19,230,911				19,230,911
Basic (loss) income per common share	$(0.014)				$(0.003)
Diluted (loss) income per common share	$(0.014)				$(0.003)

Xedar Corporation
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005

	Historical	Pro Forma Adjustments Related to the Sale of the JIS Division			Pro Forma as Adjusted
Sales	$7,860,152	(119,502)	(b	)	$7,740,650
Cost of goods sold	3,506,836				3,506,836
Gross profit	4,353,316	(119,502)			4,233,814
Operating expenses:
Compensation and payroll taxes	2,592,706	(464,094)	(b	)	2,128,612
Other expenses	1,621,856	(129,943)	(b	)	1,491,913

Total Operating Expenses	4,214,562	(594,037)			3,620,525

Net Operating Income (Loss)	138,754	474,535			613,289

Other (Expense)
Interest (expense)	(101,565)				(101,565)
Interest income	8,662				8,662
Total other income (expense)	(92,903)				(92,903)

Income before income taxes	45,851	474,535			520,386
Income tax (expense)	(32,604)				(32,604)
Net income (loss)	$13,247	474,535			487,782

Weighted Average Number of Shares Outstanding
Basic	19,230,911				19,230,911
Diluted	19,230,911				19,230,911
Basic (loss) income per common share	$0.001				$0.025
Diluted (loss) income per common share	$0.001				$0.025

Xedar Corporation
Notes to Unaudited Pro Forma Consolidated Financial Statements

Balance Sheet

(a) To reflect the receipt of proceeds from the sale of the JIS division of approximately $140,000, as well as the payout of an accrued vacation liability of $51,080 to former Company employees who will be hired by Justice Systems, Inc. Of the $140,000 received, $75,000 was recorded as a gain, while $65,000 was recorded as a liability against future services. The cash balance increased by $88,920, reflecting $140,000 of cash received from Justice Systems, Inc. and $51,080 of accrued vacations paid to former employees. Accrued expenses increased by $13,920, reflecting the addition of a $65,000 liability for future services due to Justice Systems, Inc., less a reduction of $51,080 for previously accrued vacation expenses that have now been paid. All receivables, payables, and fixed assets of the division were retained by us.

Statement of Operations

(b) To reflect the elimination of the JIS division’s revenues and expenses for the applicable period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

Dated: March 5, 2007	By:	/s/ /s/ Hugh Williamson III
President and CEO

Exhibit Index

Number	Description
10.1
Purchase Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed February 26, 2007)

10.2
Consulting Services Agreement, dated February 20, 2007, by and between Premier Data Services, Inc., a Delaware corporation and Justice Systems, Inc., a New Mexico corporation (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed February 26, 2007)